THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED MARCH 9, 2017

RIDGEWORTH FUNDS

Supplement dated March 10, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information

each dated August 1, 2016, as may be supplemented or revised

RidgeWorth Ceredex Large Cap Value Equity Fund	RidgeWorth Seix Ultra-Short Bond Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	RidgeWorth Seix Floating Rate High Income Fund
RidgeWorth Ceredex Small Cap Value Equity Fund	RidgeWorth Seix High Income Fund
RidgeWorth Silvant Large Cap Growth Stock Fund	RidgeWorth Seix High Yield Fund
RidgeWorth Silvant Small Cap Growth Stock Fund	RidgeWorth Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Innovative Growth Stock Fund	RidgeWorth Seix High Grade Municipal Bond Fund
RidgeWorth International Equity Fund	RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix Core Bond Fund	RidgeWorth Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Corporate Bond Fund	RidgeWorth Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Total Return Bond Fund	RidgeWorth Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	RidgeWorth Conservative Allocation Strategy
RidgeWorth Seix Limited Duration Fund	RidgeWorth Growth Allocation Strategy
RidgeWorth Seix Short-Term Bond Fund	RidgeWorth Moderate Allocation Strategy
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund

(collectively, the “Funds”)

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus, Summary Prospectus and SAI.

On December 14, 2016, the Board of Trustees (the “Board”) of RidgeWorth Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the proposed reorganizations (the “Reorganizations”) of the Funds, each a series of RidgeWorth Funds, into newly created series of Virtus Asset Trust. Each Reorganization is subject to the completion of certain conditions, including approval by shareholders of the respective Fund.

Under the Plan of Reorganization, the Funds would reorganize into the following series of Virtus Asset Trust (the “Acquiring Funds”):

RidgeWorth Funds	Virtus Asset Trust
RidgeWorth Ceredex Large Cap Value Equity Fund	Virtus Ceredex Large-Cap Value Equity Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	Virtus Ceredex Mid-Cap Value Equity Fund
RidgeWorth Ceredex Small Cap Value Equity Fund	Virtus Ceredex Small-Cap Value Equity Fund
RidgeWorth Silvant Large Cap Growth Stock Fund	Virtus Silvant Large-Cap Growth Stock Fund
RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund
RidgeWorth Innovative Growth Stock Fund	Virtus Zevenbergen Innovative Growth Stock Fund
RidgeWorth International Equity Fund	Virtus WCM International Equity Fund
RidgeWorth Seix Core Bond Fund	Virtus Seix Core Bond Fund
RidgeWorth Seix Corporate Bond Fund	Virtus Seix Corporate Bond Fund
RidgeWorth Seix Total Return Bond Fund	Virtus Seix Total Return Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	Virtus Seix U.S. Mortgage Fund
RidgeWorth Seix Limited Duration Fund	Virtus Seix Limited Duration Fund
RidgeWorth Seix Short-Term Bond Fund	Virtus Seix Short-Term Bond Fund
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
RidgeWorth Seix Ultra-Short Bond Fund	Virtus Seix Ultra-Short Bond Fund
RidgeWorth Seix Floating Rate High Income Fund	Virtus Seix Floating Rate High Income Fund
RidgeWorth Seix High Income Fund	Virtus Seix High Income Fund

RidgeWorth Funds	Virtus Asset Trust
RidgeWorth Seix High Yield Fund	Virtus Seix High Yield Fund
RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Virtus Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Seix High Grade Municipal Bond Fund	Virtus Seix High Grade Municipal Bond Fund
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Short-Term Municipal Bond Fund	Virtus Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Conservative Allocation Strategy	Virtus Conservative Allocation Strategy Fund
RidgeWorth Growth Allocation Strategy	Virtus Growth Allocation Strategy Fund
RidgeWorth Moderate Allocation Strategy	Virtus Growth Allocation Strategy Fund

RidgeWorth Capital Management LLC (“RidgeWorth”), investment adviser to RidgeWorth Funds, believes the Reorganizations will benefit the Funds and their shareholders by offering them, among other things:

•	the continued ability to benefit from the expertise of the same portfolio managers currently managing the Funds, other than RidgeWorth Conservative Allocation Strategy, RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy, which are expected to be managed by different portfolio managers;

•	opportunities for increased asset growth and improved economies of scale, over the long term;

•	anticipated net total operating expenses for all classes of shares that, on a net basis under a contractual expense limitation agreement with RidgeWorth, are expected to be equal to or lower than current operating expenses for a two-year period from the date of the Reorganizations, although some Acquiring Funds may experience higher net total operating expenses after the two-year period unless the expense limitation agreement is continued; and

•	the ability to spread certain fixed costs (e.g., insurance costs, trustee compensation and certain legal expenses) over a larger combined asset base of Virtus Mutual Funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term, provided variable costs decrease or stay the same as a Fund’s assets increase.

Proxy materials describing the Reorganizations and the Board’s considerations in approving the proposal were mailed to shareholders of record of the Funds in anticipation of a special meeting of shareholders scheduled for May 9, 2017. As a result of the Reorganizations, shareholders of a Fund would become shareholders of the respective Acquiring Fund and would receive shares of the respective Acquiring Fund equal in aggregate net asset value to the shares of the Fund they held immediately prior to the Reorganization. If the Reorganizations are approved by shareholders and consummated, a Fund shareholder who does not wish to become a shareholder of the respective Acquiring Fund may redeem shares of the Fund at any time prior to the Reorganization.

Each Reorganization may be terminated at any time before the closing date of the Reorganization by action of either the Board or the Board of Trustees of the Virtus Asset Trust.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Reorganizations, please call (855) 928-4486. You can also view the Proxy Statement/Prospectus on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 178